UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2022

PARDES BIOSCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40067	85-2696306
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2173 Salk Avenue, Suite 250

PMB#052

Carlsbad, CA 92008

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 415-649-8758

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	PRDS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Pardes Biosciences, Inc. (the “Company”) 2022 Annual Meeting of Stockholders held on June 8, 2022 (the “Annual Meeting”), the matters listed below were submitted to a vote of the Company’s stockholders. There were 46,107,955 shares of the Company’s common stock present at the Annual Meeting in person or by proxy, which represented approximately 73.98% of the voting power of the shares of the Company’s common stock entitled to vote at the Annual Meeting and constituted a quorum for the transaction of business. Holders of the Company’s common stock were entitled to one vote for each share held as of the close of business on April 14, 2022. A detailed description of each of the proposals is included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 26, 2022. The result of the stockholders’ votes are as follows:

1.
Deborah M. Autor, J. Jay Lobell, and Thomas G. Wiggans were elected to serve on the Company’s Board of Directors for three-year terms lasting until the Company's 2025 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier death, resignation, or removal.

Director Nominee	Votes For	Votes Abstaining/Withheld	Broker Non-Votes
Deborah M. Autor	43,949,363	877,881	1,280,711
J. Jay Lobell	42,719,373	2,107,871	1,280,711
Thomas G. Wiggans	44,714,287	112,957	1,280,711

2.
The stockholders ratified, on a non-binding advisory basis, the appointment of KPMG LLP, as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022.

Votes For	Votes Against	Votes Abstaining/Withheld	Broker Non-Votes
46,104,006	3,549	400	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PARDES BIOSCIENCES, INC.

By:	/s/ Thomas G. Wiggans
Name:	Thomas G. Wiggans
Title:	Chief Executive Officer and Chair of the Board of Directors

Date: June 10, 2022